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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   July 11, 2002
DATE OF EARLIEST EVENT REPORTED:    July 11, 2002


                         ICN PHARMACEUTICALS, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                        1-11397                   33-0628076
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation or                                       Identification Number)
organization)
                             3300 HYLAND AVENUE
                        COSTA MESA, CALIFORNIA 92626

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (714) 545-0100

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Item 5.   Other Events.
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          On July 11, 2002, the registrant issued the press release filed as Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

              Exhibit           Description
              -------           -----------

              99.1              Press release issued July 11, 2002.




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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated:  July 11, 2002

                                   ICN PHARMACEUTICALS, INC.


                                   By:   /s/ Gregory Keever
                                       -----------------------------------------
                                       Name: Gregory Keever
                                       Title: Executive Vice President, General
                                       Counsel and Corporate Secretary


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                               EXHIBIT INDEX

              Exhibit           Description
              -------           -----------

              99.1              Press release issued July 11, 2002.